Exhibit 99.2

Aon Corporation

Segments - Reclassified for Discontinued Operations

	2005
(millions)	1st Quarter	2nd Quarter	Six Months
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$454	$541	$995
Risk Management & Insurance Brokerage - International	660	592	1,252
Reinsurance Brokerage & Related Services	240	203	443
Claims Services	—	—	—
Total Risk & Insurance Brokerage Services	1,354	1,336	2,690

Consulting:
Consulting Services	240	244	484
Outsourcing	69	71	140
Total Consulting	309	315	624

Insurance Underwriting:
Accident & Health and Life	440	450	890
Warranty, Credit and Property & Casualty	349	366	715
Total Insurance Underwriting	789	816	1,605

Corporate & Other	29	6	35
Intersegment Revenues	(15)	(15)	(30)
Total	$2,466	$2,458	$4,924

Income (loss) from continuing operations before provision for income tax
Risk & Insurance Brokerage Services	$240	$208	$448
Consulting	26	29	55
Insurance Underwriting	68	83	151
Corporate & Other	(24)	(51)	(75)
Total	$310	$269	$579

Income from continuing operations before provision for income tax - margins
Risk & Insurance Brokerage Services	17.7%	15.6%	16.7%
Consulting	8.4%	9.2%	8.8%
Insurance Underwriting	8.6%	10.2%	9.4%
Total	12.6%	10.9%	11.8%

	2004
(millions)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$480	$531	$503	$566	$2,080
Risk Management & Insurance Brokerage - International	633	574	512	638	2,357
Reinsurance Brokerage & Related Services	239	204	219	199	861
Claims Services	61	57	55	39	212
Total Risk & Insurance Brokerage Services	1,413	1,366	1,289	1,442	5,510

Consulting:
Consulting Services	225	230	229	265	949
Outsourcing	76	75	71	76	298
Total Consulting	301	305	300	341	1,247

Insurance Underwriting:
Accident & Health and Life	425	441	423	432	1,721
Warranty, Credit and Property & Casualty	356	364	356	353	1,429
Total Insurance Underwriting	781	805	779	785	3,150

Corporate & Other	36	18	(6)	61	109
Intersegment Revenues	(18)	(16)	(15)	(23)	(72)
Total	$2,513	$2,478	$2,347	$2,606	$9,944

Income (loss) from continuing operations before provision for income tax
Risk & Insurance Brokerage Services	$243	$191	$131	$15	$580
Consulting	26	28	29	22	105
Insurance Underwriting	53	73	67	61	254
Corporate & Other	(22)	(32)	(52)	(2)	(108)
Total	$300	$260	$175	$96	$831

Income from continuing operations before provision for income tax - margins
Risk & Insurance Brokerage Services	17.2%	14.0%	10.2%	1.0%	10.5%
Consulting	8.6%	9.2%	9.7%	6.5%	8.4%
Insurance Underwriting	6.8%	9.1%	8.6%	7.8%	8.1%
Total	11.9%	10.5%	7.5%	3.7%	8.4%

	2003
(millions)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$456	$522	$499	$575	$2,052
Risk Management & Insurance Brokerage - International	524	507	478	565	2,074
Reinsurance Brokerage & Related Services	237	219	225	192	873
Claims Services	88	88	85	91	352
Total Risk & Insurance Brokerage Services	1,305	1,336	1,287	1,423	5,351

Consulting:
Consulting Services	209	224	214	251	898
Outsourcing	71	68	70	78	287
Total Consulting	280	292	284	329	1,185

Insurance Underwriting:
Accident & Health and Life	399	377	416	402	1,594
Warranty, Credit and Property & Casualty	310	315	326	338	1,289
Total Insurance Underwriting	709	692	742	740	2,883

Corporate & Other	31	40	14	40	125
Intersegment Revenues	(12)	(16)	(21)	(19)	(68)
Total	$2,313	$2,344	$2,306	$2,513	$9,476

Income (loss) from continuing operations before provision for income tax and minority interest
Risk & Insurance Brokerage Services	$238	$165	$167	$225	$795
Consulting	21	22	20	47	110
Insurance Underwriting	63	64	58	11	196
Corporate & Other	(50)	(6)	(28)	61	(23)
Total	$272	$245	$217	$344	$1,078

Income from continuing operations before provision for income tax - margins
Risk & Insurance Brokerage Services	18.2%	12.4%	13.0%	15.8%	14.9%
Consulting	7.5%	7.5%	7.0%	14.3%	9.3%
Insurance Underwriting	8.9%	9.2%	7.8%	1.5%	6.8%
Total	11.8%	10.5%	9.4%	13.7%	11.4%

	2002
(millions)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$400	$452	$472	$541	$1,865
Risk Management & Insurance Brokerage - International	420	413	403	459	1,695
Reinsurance Brokerage & Related Services	194	186	204	181	765
Claims Services	77	80	87	85	329
Total Risk & Insurance Brokerage Services	1,091	1,131	1,166	1,266	4,654

Consulting:
Consulting Services	183	194	193	226	796
Outsourcing	48	52	74	76	250
Total Consulting	231	246	267	302	1,046

Insurance Underwriting:
Accident & Health and Life	389	441	415	394	1,639
Warranty, Credit and Property & Casualty	260	309	303	290	1,162
Total Insurance Underwriting	649	750	718	684	2,801

Corporate & Other	45	(95)	8	21	(21)
Total	$2,016	$2,032	$2,159	$2,273	$8,480

Income (loss) from continuing operations before provision for income tax and minority interest
Risk & Insurance Brokerage Services	$185	$125	$193	$252	$755
Consulting	27	24	26	45	122
Insurance Underwriting	68	2	41	44	155
Corporate & Other	(7)	(147)	(51)	(37)	(242)
Total	$273	$4	$209	$304	$790

Income from continuing operations before provision for income tax - margins
Risk & Insurance Brokerage Services	17.0%	11.1%	16.6%	19.9%	16.2%
Consulting	11.7%	9.8%	9.7%	14.9%	11.7%
Insurance Underwriting	10.5%	0.3%	5.7%	6.4%	5.5%
Total	13.5%	0.2%	9.7%	13.4%	9.3%

	2001
(millions)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Risk & Insurance Brokerage Services:
Risk Management & Insurance Brokerage - Americas	$384	$432	$393	$518	$1,727
Risk Management & Insurance Brokerage - International	375	342	322	374	1,413
Reinsurance Brokerage & Related Services	170	169	169	142	650
Claims Services	79	90	93	100	362
Total Risk & Insurance Brokerage Services	1,008	1,033	977	1,134	4,152

Consulting:
Consulting Services	169	181	180	210	740
Outsourcing	43	47	50	53	193
Total Consulting	212	228	230	263	933

Insurance Underwriting:
Accident & Health and Life	348	354	357	370	1,429
Warranty, Credit and Property & Casualty	280	255	284	273	1,092
Total Insurance Underwriting	628	609	641	643	2,521

Corporate & Other	(85)	(14)	3	(75)	(171)
Total	$1,763	$1,856	$1,851	$1,965	$7,435

Income (loss) from continuing operations before provision for income tax and minority interest
Risk & Insurance Brokerage Services	$157	$65	$126	$155	$503
Consulting	24	24	29	50	127
Insurance Underwriting	68	60	45	(5)	168
Corporate & Other	(169)	(94)	(76)	(151)	(490)
Total	$80	$55	$124	$49	$308

Income from continuing operations before provision for income tax - margins
Risk & Insurance Brokerage Services	15.6%	6.3%	12.9%	13.7%	12.1%
Consulting	11.3%	10.5%	12.6%	19.0%	13.6%
Insurance Underwriting	10.8%	9.9%	7.0%	-0.8%	6.7%
Total	4.5%	3.0%	6.7%	2.5%	4.1%